Exhibit 99.1

Eaton Communications Eaton Center Cleveland, OH 44122

Date	January 26, 2026

Eaton announces plan to spin off its Mobility Group

•	Transaction supports Eaton’s 2030 growth strategy, enhancing focus on higher growth, higher margin Electrical and Aerospace businesses directly aligned to secular megatrends

•	Eaton’s Mobility Group will be a global engineered solutions partner to commercial vehicle, automotive and off-highway OEMs, with strong market position and industry leading technologies

DUBLIN – Intelligent power management company Eaton (NYSE:ETN) today announced that it intends to pursue a separation of its Vehicle and eMobility segments (together, “Mobility Group” or “Mobility”) into an independent, publicly traded company.

Paulo Ruiz, Eaton chief executive officer, said, “The separation of Mobility advances Eaton’s bold new 2030 growth strategy to lead, invest, and execute for growth. Our team will have a sharpened focus on our core Electrical and Aerospace businesses, which are driven by powerful megatrends including in electrification, digitalization and AI, reindustrialization, infrastructure spending and growth in the aerospace after-market and defense demand. We are confident that Eaton is exceptionally well‑positioned to capitalize on opportunities to accelerate growth and margin expansion, and to create long‑term value for our shareholders.”

Ruiz continued, “We are incredibly proud of what our Mobility team has built and believe that now is the right time to separate that business. As an independent company, Mobility will be able to build on its strong foundation as a leading supplier across the globe and have the strategic focus and agility to allocate capital and resources to best serve its customers, pursue independent growth opportunities, and drive innovation.”

– more –

Eaton/Page 2

Eaton: Focused portfolio enables innovation and operational excellence

Upon completion of the separation, Eaton will be strongly positioned to execute on the Company’s 2030 growth strategy by prioritizing allocation of capital on higher-growth, higher-margin businesses with more earnings consistency. Eaton will have a focused portfolio, strengthened by the recent acquisition of Ultra PCS and the announced acquisition of Boyd Thermal, primed to capitalize on strong demand in data center, utility, commercial and institutional markets, as well as Aerospace’s growing position in defense industry and commercial aftermarket.

The separation of the Mobility Group builds on Eaton’s strong track record of value creation and portfolio transformation and follows the divestitures of Lighting in 2020 and Hydraulics in 2021.

The separation of the Mobility Group is expected on closing to be immediately accretive to Eaton’s organic growth and operating margin.

Mobility: Go-to supplier for heavy-duty and commercial vehicle applications

Mobility provides mission-critical and safety-critical engineered solutions responsible for creating, distributing and optimizing power for all types of vehicles and propulsion systems, with a leading position in commercial truck transmissions and clutches in the Americas, as well as high-voltage EV fuses and valve actuation technologies around the world. The business operates as a true innovation partner for OEM customers’ electrification needs, offering deep domain knowledge, proprietary technology and system-level integration.

A separation will allow Mobility more flexibility to pursue near- and long-term growth opportunities, including in markets where it is well positioned with leading technologies serving heavy-, medium- and light-duty trucks, passenger vehicles and off-highway vehicles.

Eaton/Page 3

Transaction details

Through the transaction, Eaton and Mobility are each expected to benefit from:

•	Increased focus on core businesses and strategic priorities;

•	Tailored capital allocation strategy with flexibility to invest in profitable organic and inorganic growth opportunities;

•	Improved ability to adapt quickly to leverage evolving market dynamics to deliver consistent returns; and

•	Distinct investment profiles that position each company to unlock greater long-term sustainable value.

Eaton expects to complete the anticipated spin-off by the end of the first quarter of 2027, subject to the satisfaction of customary legal and regulatory requirements and approvals, including final approval of the Company’s Board of Directors and effectiveness of a Form 10 registration statement filed with the U.S. Securities and Exchange Commission. The planned separation is expected to be completed in a manner that is tax-free to Eaton shareholders for U.S. federal income tax purposes.

Fourth quarter 2025 results and conference call details

Eaton will announce fourth quarter 2025 earnings on Tuesday, February 3, 2026, before the opening of the New York Stock Exchange, and senior management will discuss the separation transaction and review fourth quarter 2025 earnings results on a conference call at 11:00 a.m. ET that day. The conference call will be available through a live webcast that can be accessed via the Eaton Fourth Quarter 2025 Earnings Results link on Eaton’s home page at www.eaton.com. The call replay and news release will also be available at the same link.

Advisors

Morgan Stanley & Co. LLC is serving as Eaton’s financial advisor on the transaction and Paul, Weiss, Rifkind, Wharton & Garrison LLP and Hogan Lovells are acting as legal counsel to Eaton. Joele Frank, Wilkinson Brimmer Katcher is serving as Eaton’s strategic communications advisor.

Eaton/Page 4

About Eaton

Eaton is an intelligent power management company dedicated to protecting the environment and improving the quality of life for people everywhere. We make products for the data center, utility, industrial, commercial, machine building, residential, aerospace and mobility markets. We are guided by our commitment to do business right, to operate sustainably and to help our customers manage power ─ today and well into the future. By capitalizing on the global growth trends of electrification and digitalization, we’re accelerating the planet’s transition to renewable energy sources, helping to solve the world’s most urgent power management challenges, and building a more sustainable society for people today and generations to come.

Founded in 1911, Eaton has continuously evolved to meet the changing and expanding needs of our stakeholders. With revenues of nearly $25 billion in 2024, the company serves customers in more than 160 countries. For more information, visit www.eaton.com. Follow us on LinkedIn.

This news release contains forward-looking statements within the meaning of federal securities laws about Eaton’s intention to pursue a separation of its Mobility business. These statements should be used with caution and are subject to various risks and uncertainties, many of which are outside of Eaton’s control. Investors can identify these statements by the fact that they do not relate only to historical or current facts. The words “may”, “will”, “could”, “anticipate”, “believe”, “expect”, “intend”, “plan”, “scheduled” and other words of similar meaning in connection with future events or future operating or financial performance are intended to identify forward-looking statements. Such forward-looking statements, which are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act as well as other legal protections, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, Eaton’s ability to receive all required approvals and consummate the spin-off transaction, Eaton’s ability to complete the transaction in a manner that is tax-free to Eaton shareholders for U.S. federal income tax purposes, and the anticipated impact of the planned separation to Eaton’s results of operations. There can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed as expected or at all. For a discussion of other risks and uncertainties, and other important factors, any of which could cause actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in Eaton’s most recently filed Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Qs and Current Reports on Form 8-K, and other documents Eaton may file from time to time with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made. Eaton does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Contact:
Jennifer Tolhurst
(440) 523-4006
jennifertolhurst@eaton.com

###